UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WPX Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NNNNNNNNNNNN PDF conversion . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/WPX • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the WPX Energy, Inc. Stockholders Meeting to be Held on Thursday, May 18, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/WPX Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/WPX to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. Q When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 4, 2017 to facilitate timely delivery. + 2 N O T C O Y 02JKAC NNNNNNNNN Stockholders Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. WPX Energy, Inc.’s Annual Meeting of Stockholders will be held on Thursday, May 18, 2017 at the Seville I Room, Renaissance Tulsa Hotel & Convention Center, 6808 South 107th East Avenue, Tulsa, Oklahoma 74133, at 9:30 a.m. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR all nominees, and FOR Proposals 2 and 3: 1. Election of Directors. Nominees: 01. John A. Carrig 04. Kelt Kindick 07. George A. Lorch 10. Richard E. Muncrief 02. William R. Granberry 05. Karl F. Kurz 08. William G. Lowrie 11. David F. Work 03. Robert K. Herdman 06. Henry E. Lentz 09. Kimberly S. Lubel 2. 3. Advisory approval of the Company’s executive compensation. Ratification of the appointment of Ernst & Young LLP as the independent public accounting firm for the Company for the year ending December 31, 2017. Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the WPX Energy, Inc. 2017 Annual Meeting From the airport: Travel west on Airport Drive to North 76th East Avenue and turn left. Turn right then make a slight left onto Airport Drive. Proceed to East Virgin Street and turn right. Make a slight left onto the ramp and merge onto OK-11 East. Follow OK-11 East to exit 9 and merge to the left onto US-244 East. From US-244 East take exit 13B for US-169 South. Continue on US-169 South to the East 61st Street South exit. Keep left at the fork in the ramp and turn left onto East 61st Street South. Proceed to South 107th East Avenue and turn right. The hotel is approximately 6/10 mile on the right. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/WPX. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials WPX Energy, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 4, 2017. g g 02JKAC Stockholders Meeting Notice